UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2007

INTERMUNE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-29801 Commission File Number)	94-3296648 (IRS Employer Identification No.)
3280 Bayshore Boulevard
Brisbane, CA 94005
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On February 8, 2007, InterMune, Inc., a Delaware corporation, issued a press release announcing results of operations for the fourth quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.
     The attached press release contains both GAAP and non-GAAP financial measures. The non-GAAP financial measures included are net loss, net loss per share, research and development (or “R&D”) expenses and selling, general and administrative (or “SG&A”) expenses. These non-GAAP financial measures exclude the effects of discontinued operations as a result of the divestiture of Infergen® in December 2005, a restructuring charge related to reductions in field-based IPF disease awareness activities and a decrease in the number of personnel in the home office, a credit to research and development related to an accrued milestone payment for oritavancin that was reversed when the compound was divested in December 2005, a charge related to the comprehensive government settlement announced in October 2006 and employee stock-based compensation expense associated with InterMune’s adoption of Statement of Financial Accounting Standards No. 123R on January 1, 2006. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures prepared in accordance with GAAP.
     The attached press release includes non-GAAP financial measures because our management uses this information to monitor and evaluate InterMune’s operating results and trends on an on-going basis and to facilitate internal comparison to historical operating results. Our management believes the non-GAAP information is also useful for investors because the amounts relating to discontinued operations, the restructuring charge, the credit related to the oritavancin accrued milestone payment and the government settlement special items that are excluded were the result of transactions that are unusual due to their nature, size or infrequency. Excluding the effects of those items and employee stock-based compensation expense from our operating results provides users of the financial statements an important insight into our operating results and related trends that affect our business. In addition, our management uses non-GAAP financial information and measures internally for operating, budgeting and financial planning purposes.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibit is furnished with this report on Form 8-K:

Number	Description
99.1	Press Release dated February 8, 2007 of InterMune, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERMUNE, INC.
	By:	/s/ Daniel G. Welch
Daniel G. Welch
Dated: February 8, 2007		Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
99.1	Press Release dated February 8, 2007 of InterMune, Inc.